                                                                  Exhibit (h)(1)


                        ADDENDUM DATED DECEMBER 22, 2005

                         TO THE PARTICIPATION AGREEMENT
                    DATED AS OF OCTOBER 7, 2004 BY AND AMONG
                         MAINSTAY VP SERIES FUND, INC.,
                   NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

            Notwithstanding anything to the contrary contained in the above-cited Participation Agreement ("Agreement") by and among MainStay VP Series Fund, Inc. (Fund"), New York Life Investment Management LLC ("Advisor") and New York Life Insurance and Annuity Corporation ("Company"), the Fund, the Advisor and the Company hereby agree that the Agreement is amended to read as follows:

            Schedule A is completely deleted and the attached revised Amended Schedule A is inserted in place of the original.


      IN WITNESS WHEREOF, the Fund, the Advisor and the Company have caused this Addendum to be executed as of December 22, 2005 and thereby made an integral part thereof.


MAINSTAY VP SERIES FUND, INC.            NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:    /s/ Marguerite E.H. Morrison      By:    /s/ Gary E. Wendlandt
       -------------------------------          --------------------------------
Name:  Marguerite E.H. Morrison          Name:  Gary E. Wendlandt
Title: Secretary                         Title: Chairman and Chief Executive
                                         Officer

                                         NEW YORK LIFE INSURANCE AND ANNUITY
                                         CORPORATION

                                         By:    /s/ Robert J. Hebron
                                                --------------------------------
                                         Name:  Robert J. Hebron
                                         Title: Senior Vice President

                          MAINSTAY VP SERIES FUND, INC.


                     ADDENDUM DATED AS OF DECEMBER 22, 2005
                           TO PARTICIPATION AGREEMENT


                           DATED AS OF OCTOBER 7, 2004

                               AMENDED SCHEDULE A

      (a) Separate Accounts, Variable Contracts and Designated Portfolios Subject to the Participation Agreement

      (b)   Registered Separate Accounts and Variable Contracts

  Name of Separate Account and Date                   Names of Contracts Funded by Separate
  Established by Board of Directors                      Account and Form Numbers Thereof
---------------------------------------  -----------------------------------------------------------------
NYLIAC Variable Universal Life Separate  Variable Universal Life #793-90
Account-I                                Survivorship Variable Universal Life #797-150
June 4, 1993                             Survivorship Variable Universal Life #302-150
                                         Variable Universal Life 2000 #799-90
                                         Variable Universal Life 2000 #302-90
                                         Single Premium Variable Universal Life #301-95
                                         Single Premium Variable Universal Life #302-95
                                         Single Premium Variable Universal Life # 303-95
                                         Pinnacle Variable Universal Life #300-80 and #300-82
                                         Pinnacle Survivorship Variable Universal Life #300-81 and #300-83
                                         Variable Universal Life Provider #303-30
                                         Variable Universal Life Provider #303-31

NYLIAC Corporate Sponsored Variable      Corporate Sponsored Variable Universal Life #796-40
Universal Life
Separate Account-I                       Corporate Executive Series Variable Universal Life
May 24, 1996                             #300-40 and #301-43

NYLIAC Variable Annuity                  LifeStages(R) Flexible Premium Variable
Separate Account-I                       Annuity (The Original) #993-190
October 15, 1992

NYLIAC Variable Annuity                  LifeStages(R) Flexible Premium Variable
Separate Account-II                      Annuity (The Original) #993-190
October 15, 1992

NYLIAC MFA Separate Account-I            Facilitator Multi-Funded Retirement Annuity
May 27, 1983                             #983-192 and #983-193

NYLIAC MFA Separate Account-II           Facilitator Multi-Funded Retirement Annuity
May 27, 1983                             #983-190 and #983-191

NYLIAC Variable Annuity                  LifeStages(R) Variable Annuity #995-190
Separate Account-III                     MainStay Plus Variable Annuity #999-190
November 30, 1994                                         (Supersedes (998-190)
                                                      New LifeStages(R) Flexible
                                         Premium Variable Annuity #000-190

                                         LifeStages(R) Premium Plus Variable Annuity #200-195
                                         (Original) LifeStages(R) Access Variable Annuity #200-090
                                         MainStay Access Variable Annuity #200-090
                                         MainStay Premium Plus Variable Annuity #200-190
                                         LifeStages(R) Essentials Variable Annuity #202-192
                                         MainStay Plus II Variable Annuity #202-192
                                         LifeStages(R) Select Variable Annuity #202-190
                                         MainStay Select Variable Annuity #202-190
                                         LifeStages(R) Premium Plus II #203-195
                                         MainStay Premium Plus II #203-190
                                         AmSouth Premium Plus #200-190
                                         AmSouth Premium Plus II #203-190
                                         LifeStages(R) Access Variable Annuity #204-191

NYLIAC Variable Annuity                  LifeStages(R) Elite Variable Annuity #203-193
Separate Account-IV                      MainStay Elite Variable Annuity #203-193
June 10, 2003                            LifeStages(R) Premium Plus Elite Variable Annuity #204-193

             NON-REGISTERED SEPARATE ACCOUNTS AND VARIABLE CONTRACTS

NYLIAC PPVUL Separate Account-I    Pinnacle Private Placement Variable Universal
                                   Life #301-41 CERT (group policies) and
                                   #301-42 (individual policies)

                                   Magnastar Private Placement Variable
                                   Universal Life #302-10C (group policies) and
                                   #301-11 (individual policies)

                                   CorpExec Private Placement Variable Universal Life #304-47 (individual policies) and #304-46C (group policies)

                                   Magnastar Survivorship Private Placement
                                   Variable Universal Life #302-14
                                   (individual policies) and #304-12C
                                   (group policies)

NYLIAC PPVUL Separate Account-II   Pinnacle Private Placement Variable Universal
                                   Life #301-41 CERT (group policies) and
                                   #301-42 (individual policies)

                                   Magnastar Private Placement Variable
                                   Universal Life #302-10C (group policies) and
                                   #301-11 (individual policies)

                                   CorpExec Private Placement Variable Universal Life #304-47 (individual policies) and #304-46C (group policies)

                                   Magnastar Survivorship Private Placement
                                   Variable Universal Life #302-14
                                   (individual policies) and #304-12C
                                   (group policies)

                              DESIGNATED PORTFOLIOS

MainStay VP Balanced - Initial Class and Service Class

MainStay VP Basic Value - Initial Class and Service Class

MainStay VP Bond - Initial Class and Service Class

MainStay VP Capital Appreciation - Initial Class and Service Class

MainStay VP Cash Management

MainStay VP Common Stock - Initial Class and Service Class

MainStay VP Convertible - Initial Class and Service Class

MainStay VP Developing Growth - Initial Class and Service Class

MainStay VP Floating Rate - Initial Class and Service Class

MainStay VP Government - Initial Class and Service Class

MainStay VP High Yield Corporate Bond - Initial Class and Service Class

MainStay VP Income & Growth - Initial Class and Service Class

MainStay VP International Equity - Initial Class and Service Class

MainStay VP Large Cap Growth - Initial Class and Service Class

MainStay VP Mid Cap Core - Initial Class and Service Class

MainStay VP Mid Cap Growth - Initial Class and Service Class

MainStay VP Mid Cap Value - Initial Class and Service Class


MainStay VP Small Cap Growth - Initial Class and Service Class


MainStay VP S&P 500 Index - Initial Class and Service Class

MainStay VP Total Return - Initial Class and Service Class

MainStay VP Value - Initial Class and Service Class

MainStay VP Conservative Allocation - Initial Class and Service Class

MainStay VP Moderate Allocation - Initial Class and Service Class

MainStay VP Moderate Growth Allocation - Initial Class and Service Class

MainStay VP Growth Allocation - Initial Class and Service Class